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Exhibit 10.12

EIGHTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

        EIGHTH AMENDMENT, dated as of December 30, 2005 to the Amended and Restated Loan and Security Agreement, dated as of May 22, 2000, among Houston Wire & Cable Company ("Borrower"), the lenders named therein ("Lenders") and Bank of America, N.A. ("Bank of America") as successor-in-interest to Fleet Capital Corporation, as agent for said Lenders (Bank of America, in such capacity, "Agent"). Said Amended and Restated Loan and Security Agreement, as amended by a certain First Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated as of July 13, 2000, by a certain Second Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated May 30, 2001, by a certain Third Amendment to Amended and Restated Loan and Security Agreement by and among Borrowers, Lenders and Agent dated October 22, 2001, by a certain Fourth Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated December 31, 2002, by a certain Fifth Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated November 19, 2003, by a certain Sixth Amended to Amended and Restated Loan and Security Agreement dated as of May 26, 2005 by and among Borrower, Lenders and Agent and by a certain Seventh Amendment to Amended and Restated Loan and Security Agreement dated December 14, 2005 by and among Borrower, Agent and Lenders and as it may be further amended, is hereinafter referred to as the "Loan Agreement." The terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement. References to Agent and/or any Lender shall include Agent's or such Lender's predecessor(s)-in-interest.

        WHEREAS, Lenders, Agent and Borrower desire to make certain amendments and modifications to the Loan Agreement.

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

        1.    Additional and Amended Definitions.    The following definitions of "Eighth Amendment," "Eighth Amendment Effective Date" and "Excess Cash Flow" are hereby inserted in Appendix A to the Loan Agreement; the definitions of "Applicable Margin," "Maximum Revolving Loan" and "Total Credit Facility" are hereby deleted from Appendix A and the following are inserted in their stead:

          "Applicable Margin—the percentages set forth below with respect to the Base Rate Revolving Credit Portion, the Base Rate Term A Portion, the Base Rate Term B Portion, the LIBOR Revolving Credit Portion, the LIBOR Term A Portion and the LIBOR Term B Portion:

APPLICABLE MARGIN

LIBOR Revolving Credit Portion	LIBOR Term A Portion	LIBOR Term B Portion	Base Rate Revolving Credit Portion	Base Rate Term A Portion	Base Rate Term B Portion
1.75%	1.75%	2.75%	0.25%	0.25%	1.25%

* * *

          Eighth Amendment—that certain Eighth Amendment to Amended and Restated Loan and Security Agreement dated as of December 30, 2005 by and among Borrower, Agent and Lenders.

* * *

          Eighth Amendment Effective Date—the date on which the conditions precedent to the effectiveness of the Eighth Amendment are satisfied.

* * *

          Excess Cash Flow—with respect to any fiscal year of Borrower, commencing with the fiscal year ending December 31, 2006, 75% of the amount equal to the sum of net income plus depreciation, amortization and other non-cash charges deducted in determining net income and minus the sum of regularly scheduled payments of principal on Indebtedness for Money Borrowed, non-cash income included in determining net income and Capital Expenditures which are not financed for such fiscal year, all determined for Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP.

* * *

          Maximum Revolving Loan—Fifty-Five Million Dollars ($55,000,000).

* * *

          Total Credit Facility—Sixty-Nine Million Five Hundred Thousand Dollars ($69,500,000)."

        2.    Total Credit Facility.    The first paragraph of Section 1 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

          "1.    CREDIT FACILITY.

            Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders agree to make a credit facility of up to Sixty-Nine Million Five Hundred Thousand Dollars ($69,500,000) available upon Borrower's request therefor, as follows:"

* * *

        3.    Revolving Loans.    Section 1.1.1(A) of the Loan Agreement is hereby deleted and the following is inserted in its stead:

          "1.1    Revolving Credit Loans.

            1.1.1    Loans and Reserves.    (A) Loans and Reserves. The aggregate amount of the Revolving Credit Loans to be made by each Lender (such Lender's "Revolving Credit Loan Commitment"), pursuant to the terms hereof, shall be the amount set below such Lender's name on the signature pages hereof. The aggregate principal amount of the Revolving Credit Loan Commitments is Fifty-Five Million Dollars ($55,000,000). The percentage equal to the quotient of (x) each Lender's Revolving Credit Loan Commitment, divided by (y) the aggregate of all Revolving Credit Loan Commitments, is that Lender's "Revolving Credit Percentage". Subject to all of the terms and conditions of this Agreement, each Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in accordance with the terms of Section 3.1 hereof, up to a maximum principal amount at any time outstanding equal to the product of (A) the Borrowing Base at such time multiplied by (B) such Lender's Revolving Credit Percentage. It is expressly understood and agreed that Agent and Lenders may use the Borrowing Base as a maximum ceiling on Revolving Credit Loans outstanding to Borrower at any time. If the unpaid balance of the Revolving Credit Loans should exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all the benefits thereof. In no event shall Lenders be required to make a Revolving Credit Loan at any time that there exists a Default or an Event of Default. Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent shall deem necessary or appropriate in the reasonable exercise of Agent's credit judgment, against the amount of Revolving Credit Loans which Borrower may otherwise request under this

    Section 1.1.1., including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business; (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (v) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of Borrower; and (vi) such other matters, events, conditions or contingencies from time to time hereunder as to which Agent, in its reasonable credit judgment, determines reserves should be established from time to time hereunder."

        4.    Overlines.    Section 1.1.1(D) of the Loan Agreement is hereby deleted in its entirety.

        5.    Term Loans.    Section 1.2 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in its stead:

          "1.2    Term Loans.

            1.2.1    Term Loan A.    On the Eighth Amendment Effective Date, subject to the fulfillment or waiver of all conditions precedent to the effectiveness of the Eighth Amendment, each Lender shall make term loans A (collectively "Term Loan A") to Borrower in the aggregate principal amount equal to the amount set forth below such Lender's name on the signature pages hereof (such Lender's "Term Loan A Commitment"). The percentage equal to the quotient of (x) each Lender's Term Loan A Commitment, divided by (y) the aggregate of all Term Loan A Commitments, is that Lender's "Term Loan A Percentage." The aggregate amount of the Term Loan A Commitments is Four Million Five Hundred Thousand Dollars ($4,500,000). Term Loan A shall be evidenced by promissory notes to be executed and delivered by Borrower to Lenders on the Eighth Amendment Effective Date, the form of which is attached to the Eighth Amendment and made a part hereof as Exhibit A-3 and A-4 (the "Term Note(s A"), shall bear interest as specified in Section 2.1 and shall be repayable in accordance with the terms of the Term Notes A. Term Loan A shall be funded upon the effectiveness of the Eighth Amendment. The proceeds of Term Loan A shall be used by Borrower solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used.

          1.2    Term Loans.

            1.2.1    Term Loan B.    On the Eighth Amendment Effective Date, subject to the fulfillment or waiver of all conditions precedent to the effectiveness of the Eighth Amendment, each Lender shall make term loans B (collectively "Term Loan B") to Borrower in the aggregate principal amount equal to the amount set forth below such Lender's name on the signature pages hereof (such Lender's "Term Loan B Commitment"). The percentage equal to the quotient of (x) each Lender's Term Loan B Commitment, divided by (y) the aggregate of all Term Loan B Commitments, is that Lender's "Term Loan B Percentage." The aggregate amount of the Term Loan B Commitments is Ten Million Dollars ($10,000,000). Term Loan B shall be evidenced by promissory notes to be executed and delivered by Borrower to Lenders on the Eighth Amendment Effective Date, the form of which is attached to the Eighth Amendment and made a part hereof as Exhibit A-5 and A-6 (the "Term Note(s) B"), shall bear interest as specified in Section 2.1 and shall be repayable in accordance with the terms of the Term Notes B. Term Loan B shall be funded upon the effectiveness of the Eighth Amendment. The proceeds of Term Loan B shall be used by Borrower solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used."

        6.    Mandatory Prepayments.    Subsection 3.3.2 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

          "3.3.2    Other Mandatory Prepayments.

            (a)   Except as provided below, if Borrower receives any proceeds from any tax refunds, indemnity payments or pension reversions, Borrower shall pay to Agent for the ratable benefit of Lenders, as and when received by Borrower and as a mandatory prepayment of the Loans, a sum equal to the proceeds of such tax refund, indemnity payment or pension reversion so received by Borrower. The foregoing notwithstanding, if Borrower receives any indemnity payment which effectively reimburses Borrower for a cost or expense incurred or to be incurred by Borrower, then the proceeds of such indemnity payment paid over to Agent pursuant to the preceding sentence shall be applied against outstanding Revolving Credit Loans.

            (b)   Borrower shall make a mandatory prepayment of the Loans in the amount of the net proceeds received by Borrower or Guarantor from any offering or sale of its debt or equity Securities.

            (c)   Borrower shall prepay the Loans in amounts equal to Borrower's Excess Cash Flow with respect to each fiscal year of Borrower during the Term hereof, commencing with the fiscal year ending December 31, 2006, such prepayments to be based upon, and made within 5 Business Days following the due date for delivery by Borrower to Agent of the annual financial statements required by subsection 8.1.3(i) hereof and each such prepayment shall be applied to the Loans in the manner specified in the second sentence of subsection 3.3.1 until payment thereof in full.

            (d)   Any applicable prepayment made pursuant to subsection 3.3.2 (a), (b) or (c) above shall be applied first to the installments of principal due under Term Notes B, pro rata, in inverse order of their maturities until paid in full, second, to the installments of principal due under Term Notes A, pro rata, in inverse order of their maturities until paid in full, and third, to reduce the outstanding principal balance of the Revolving Credit Loans.

            (e)   Any prepayments of the Term Loans, whether voluntary or involuntary may not be reborrowed."

        7.    Financial Covenants.    Exhibits O and Q to the Loan Agreement are hereby deleted and Exhibits O and Q attached to this Eighth Amendment and incorporated into the Loan Agreement hereby are inserted in their stead.

        8.    Fee.    In order to induce Agent and Lenders to enter into this Eighth Amendment, Borrower agrees to pay to Agent, for the ratable benefit of Lenders, a fee in the amount of $212,500 ($237,500 minus $25,000 fee paid pursuant to Seventh Amendment). Such fee shall be deemed due and payable and fully earned and non-refundable on the Eighth Amendment Effective Date.

        9.    Distributions.    Agent and Lenders consent to Borrower making Distributions to Guarantor in a cumulative amount not to exceed $20,000,000 to permit Guarantor to pay dividends on or redeem or repurchase its equity Securities, so long as (x) average pro forma Availability (based on a $55,000,000 Maximum Revolving Loan) for the thirty (30) days immediately prior to the date of such proposed Distribution equals or exceeds $8,000,000 and (y) immediately after giving effect to any such Distribution and the funding of any Term Loan drawn in connection with such Distribution, Availability shall equal or exceed $5,000,000. Said Distributions shall be funded from the proceeds of the Term Loans and/or Revolving Credit Loans.

        10.    Conditions Precedent.    This Eighth Amendment shall become effective upon satisfaction of each of the following conditions precedent:

          (a)   Agent shall have received each of the following documents, each in form and substance acceptable to Agent:

              (i)  Copy of this Eighth Amendment, duly executed by Borrower, Guarantor, Agent and each Lender;

             (ii)  Amended and Restated Revolving Credit Notes A and Term Notes B in the forms attached hereto and incorporated herein as Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 attached to this Eighth Amendment executed by Borrower; and

            (iii)  Copies of resolutions of the Board of Directors of Borrower authorizing this Eighth Amendment certified as true and correct by Secretary or Borrower.

          (b)   Borrower shall have paid to Agent for the ratable benefit of Lenders the amendment fee described in Section 8 of this Eighth Amendment.

        The date on which all of the conditions precedent listed above are satisfied or waived is hereinafter referred to as the "Eighth Amendment Effective Date." After the Eighth Amendment Effective Date, Lenders shall deliver to Borrower the Revolving Credit Notes and Term Notes previously executed and delivered by Borrower to Lenders, which Notes shall be marked "Amended and Superceded."

        11.    Signature Block.    The signature block to the Loan Agreement is hereby amended to read as the signature block to this Eighth Amendment.

        12.    Continuing Effect.    Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

        13.    Governing Law.    This Eighth Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

        14.    Counterparts.    This Eighth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

        15.    No Novation.    The amended and restated Revolving Credit Notes to be delivered pursuant to this Eighth Amendment replace and supercede those certain promissory notes in the principal amount of $30,000,000 and $20,000,000, respectively, dated December 14, 2005 (the "Original Notes") and the execution and delivery of such amended and restated Revolving Credit Notes shall not constitute (a) an extinguishment of the indebtedness of Borrower to the applicable Lender evidenced by the Original Notes or (b) a novation of any such indebtedness or any of the Original Notes.

(Signature Page Follows)

(Signature Page to Eighth Amendment to Amended and Restated
Loan and Security Agreement)

        IN WITNESS WHEREOF, this Eighth Amendment has been duly executed as of the first day written above.

HOUSTON WIRE & CABLE COMPANY, as Borrower		HWC HOLDING CORPORATION, as Guarantor
By:	/s/ NICOL G. GRAHAM	By:	/s/ CHARLES SORRENTINO
Name:	Nicol G. Graham	Name:	Charles Sorrentino
Title:	Vice President and Chief Financial Officer	Title:	President and Chief Executive Officer
THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender		BANK OF AMERICA, N.A., as Agent and a Lender
By:	/s/ CHAD RAMSEY	By:	/s/ TOM KARLOFF
Name:	Chad Ramsey	Name:	Tom Karloff
Title:	Vice President	Title:	Senior Vice President
Revolving Loan Commitment: $27,500,000 Term Loan A Commitment: $2,250,000 Term Loan B Commitment: $5,000,000		Revolving Loan Commitment: $27,500,000 Term Loan A Commitment: $2,250,000 Term Loan B Commitment: $5,000,000

EXHIBIT A-1
AMENDED AND RESTATED REVOLVING CREDIT NOTE

$27,500,000	Amended and Restated As of December , 2005 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, (hereinafter "Borrower"), hereby PROMISES TO PAY to the order of Bank of America, N.A., a national banking association ("Lender"), or its registered assigns, at the principal office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty-Seven Million Five Hundred Thousand Dollars ($27,500,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

        This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. ("Bank of America"), as agent for such Lenders (Bank of America in such capacity "Agent") (hereinafter amended from time to time, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

        Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

        The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

        This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

HOUSTON WIRE & CABLE COMPANY
By:	/s/ NICOL G. GRAHAM
Name:	Nicol G. Graham
Title:	Vice President and Chief Financial Officer

A-1-1

EXHIBIT A-2
AMENDED AND RESTATED REVOLVING CREDIT NOTE

$27,500,000	Amended and Restated As of December , 2005 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, (hereinafter "Borrower"), hereby PROMISES TO PAY to the order of The CIT Group/Business Credit, Inc., a New York corporation ("Lender"), or its registered assigns, at the principal office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty-Seven Million Five Hundred Thousand Dollars ($27,500,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

        This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. ("Bank of America"), as agent for such Lenders (Bank of America in such capacity "Agent") (hereinafter amended from time to time, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

        Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

        The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

        This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

HOUSTON WIRE & CABLE COMPANY
By:	/s/ NICOL G. GRAHAM
Name:	Nicol G. Graham
Title:	Vice President and Chief Financial Officer

A-1-2

EXHIBIT A-3

TERM NOTE A

$2,250,000	Amended and Restated as of December , 2005 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A., a national banking association (hereinafter "Lender"), or its registered assigns at the office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) or such lesser principal amount as may be outstanding pursuant to the Loan Agreement, together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

        This Term Note A (the "Note") is one of the Term Notes A referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories hereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. ("Bank of America") as Agent for said lenders (Bank of America, in such capacity, "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a)   Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

          (b)   Principal shall be due and payable monthly commencing on the first day of February, 2006 and continuing on the first day of each month thereafter to and including the first day of the month in which the Commitment Termination Date occurs, in installments each equal to $18,750; and

          (c)   The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

        Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

        This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

        Upon the occurrence and during the continuation of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

        The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

A-3-1

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

HOUSTON WIRE & CABLE COMPANY
By:	/s/ NICOL G. GRAHAM
Name:	Nicol G. Graham
Title:	Vice President and Chief Financial Officer

A-3-2

EXHIBIT A-4

TERM NOTE A

$2,250,000	Amended and Restated as of December , 2005 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (hereinafter "Lender"), or its registered assigns at the office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) or such lesser principal amount as may be outstanding pursuant to the Loan Agreement, together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

        This Term Note A (the "Note") is one of the Term Notes A referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories hereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. ("Bank of America") as Agent for said lenders (Bank of America, in such capacity, "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a)   Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

          (b)   Principal shall be due and payable monthly commencing on the first day of February, 2006 and continuing on the first day of each month thereafter to and including the first day of the month in which the Commitment Termination Date occurs, in installments each equal to $18,750; and

          (c)   The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

        Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

        This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

        Upon the occurrence and during the continuation of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

        The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

A-3-3

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

HOUSTON WIRE & CABLE COMPANY
By:	/s/ NICOL G. GRAHAM
Name:	Nicol G. Graham
Title:	Vice President and Chief Financial Officer

A-3-4

EXHIBIT A-5

TERM NOTE B

$5,000,000	Amended and Restated as of December , 2005 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A., a national banking association (hereinafter "Lender"), or its registered assigns at the office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of Five Million Dollars ($5,000,000) or such lesser principal amount as may be outstanding pursuant to the Loan Agreement, together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

        This Term Note B (the "Note") is one of the Term Notes B referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories hereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. ("Bank of America") as Agent for said lenders (Bank of America, in such capacity, "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a)   Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

          (b)   Principal shall be due and payable monthly commencing on the first day of February, 2006 and continuing on the first day of each month thereafter to and including the first day of the month in which the Commitment Termination Date occurs, in installments each equal to $138,888.88; and

          (c)   The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

        Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

        This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

        Upon the occurrence and during the continuation of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

        The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

A-5-1

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

HOUSTON WIRE & CABLE COMPANY
By:	/s/ NICOL G. GRAHAM
Name:	Nicol G. Graham
Title:	Vice President and Chief Financial Officer

A-5-2

EXHIBIT A-6

TERM NOTE B

$5,000,000	Amended and Restated as of December , 2005 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (hereinafter "Lender"), or its registered assigns at the office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of Five Million Dollars ($5,000,000) or such lesser principal amount as may be outstanding pursuant to the Loan Agreement, together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

        This Term Note B (the "Note") is one of the Term Notes B referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories hereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. ("Bank of America") as Agent for said lenders (Bank of America, in such capacity, "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a)   Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

          (b)   Principal shall be due and payable monthly commencing on the first day of February, 2006 and continuing on the first day of each month thereafter to and including the first day of the month in which the Commitment Termination Date occurs, in installments each equal to $138,888.88; and

          (c)   The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

        Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

        This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

        Upon the occurrence and during the continuation of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

        The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

A-5-3

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

HOUSTON WIRE & CABLE COMPANY
By:	/s/ NICOL G. GRAHAM
Name:	Nicol G. Graham
Title:	Vice President and Chief Financial Officer

A-5-4

EXHIBIT O

COMPLIANCE CERTIFICATE

[Letterhead of Borrower]

                        , 200

        The undersigned, the chief financial officer of Houston Wire & Cable Company, a Delaware corporation ("Borrower"), gives this certificate to Bank of America, N.A. in accordance with the requirements of Section 8.1.2 of that certain Loan and Security Agreement dated May 22, 2000, among Borrower, the lender signatories thereto ("Lenders") and Bank of America, N.A. ("Bank of America"), a national banking association, as successor-in-interest to Fleet Capital Corporation, as agent for such Lenders (Bank of America, in such capacity, "Agent"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

        1.    Based upon my review of the balance sheets and statements of income of Borrower for the [fiscal year] [monthly period] ending                        , 200    , copies of which are attached hereto, I hereby certify that:

            (a)   Fixed Charge Coverage Ratio for the period between                        and                         is            to 1;

            (b)   the Debt to EBITDA Ratio for the period between                        and                         is $                        ;

            (c)   Capital Expenditures during the period and for the fiscal year to date total $                        and $                        , respectively.

        2.    No Default exists on the date hereof, other than:                                                 [if none, so state]; and

        3.    No Event of Default exists on the date hereof, other than                                                 [if none, so state].

Very truly yours,
Chief Financial Officer

EXHIBIT Q

FINANCIAL COVENANTS

        Consolidated Net Income—with respect to any fiscal period of Guarantor determined in accordance with GAAP on a consolidated basis; provided, however, Consolidated Net Income shall not include (a) the income (or loss) of any Person (other than a subsidiary of Guarantor) in which Guarantor or any of its respective wholly-owned subsidiaries had an ownership interest unless received in a cash distribution or requiring the payment of cash; (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of Guarantor or is merged into or consolidated with Guarantor; (c) all amounts included in determining net income (or loss) in respect of the write-up of assets on or after the Closing Date, including the subsequent amortization or expensing of the written-up portion of the assets; (d) extraordinary gains as defined under GAAP and extraordinary non-cash losses and (e) gains (or losses) from asset dispositions (other than sales of inventory).

        Debt to EBITDA Ratio—at any date, the ratio of (i) aggregate Indebtedness for Money Borrowed as of such date to (ii) EBITDA for the most recently ended four fiscal quarters, all as determined for Borrower and its Subsidiaries on a Consolidated basis and in accordance with GAAP.

        EBITDA—with respect to any fiscal period, the sum of Guarantor's Consolidated Net Income plus amounts deducted in determining Consolidated Net Income in respect of: (a) any provision for (or less any benefit from) income taxes whether current or deferred; (b) amortization and depreciation expense; and (c) interest expense for such period, all as determined in accordance with GAAP.

        Fixed Charge Coverage Ratio—with respect to any period of determination, the ratio of (i) the remainder of EBITDA of Guarantor for such period less any provision for income taxes (plus any benefit from) included in the determination of Consolidated Net Income, but excluding changes in long-term and short-term deferred tax assets and liabilities, less non-financed Capital Expenditures to (ii) Fixed Charges.

        Fixed Charges—for any period of determination, the sum of (a) scheduled principal payments on Indebtedness for Money Borrowed (excluding the Seller Note) (including the principal portion of scheduled payments of Capital Lease Obligations), (b) Interest Expense included in the determination of Consolidated Net Income, but excluding any interest paid in kind, with respect to Indebtedness for Money Borrowed and (c) payments made within the applicable period in respect of that Non-Competition Agreement dated on or about May 22, 2000 by and between Borrower and T.H. Cabling L.P., a Texas limited partnership and Kent Electronics Corporation, a Texas corporation.

        Interest Expense—with respect to any fiscal period, the interest expense incurred for such period as determined in accordance with GAAP.

COVENANTS

        Debt to EBITDA Ratio—Borrower shall not, as of the last day of any fiscal quarter, permit the Debt to EBITDA Ratio to be greater than 4.0 to 1.

        Fixed Charge Coverage Ratio—Borrowers shall not permit the Fixed Charge Coverage Ratio for any period set forth below to be less than the ratio set forth opposite such period below:

Period	Ratio
Twelve months ending December 31, 2005 and each March 31, June 30, September 30 and December 31 thereafter	1.20 to 1

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